POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of October, 2000.

                                          Eugene R. McGrath
                                          Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                Joan S. Freilich
                                Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 10th day of November, 2000.

                                Hyman Schoenblum
                                Hyman Schoenblum

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of October, 2000.

                                E. Virgil Conway
                                E. Virgil Conway

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                 Gordon J. Davis
                                 Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                  Ruth M. Davis
                                  Ruth M. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                 Ellen V. Futter
                                 Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                 Peter W. Likins
                                 Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of October, 2000.

                                          Sally Hernandez-Pinero
                                          Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                 Stephen R. Volk
                                 Stephen R. Volk

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of October, 2000.

                                Richard A. Voell
                                Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison of New York") to sign the Registration Statement on Form S-3 to be filed by Con Edison of New York with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison of New York, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2000.

                                          George Campbell, Jr.
                                          George Campbell, Jr.